UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 17, 2015

Business Development Corporation of America

(Exact Name of Registrant as Specified in Its Charter)

Maryland	814-00821	27-2614444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 14th Floor
New York, New York 10022

(Address, Including Zip Code, of Principal Executive Offices)

(212) 415-6500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Business Development Corporation of America’s (the “Company”) 2015 annual meeting of stockholders (the “Annual Meeting”) was initially called to order on June 15, 2015 and was adjourned for lack of quorum. The Annual Meeting was reconvened on June 17, 2015, June 19, 2015, June 24, 2015, July 1, 2015 and August 17, 2015. At a prior meeting held on July 1, 2015, the Company’s stockholders approved Proposals Nos. 1-6 and 9 and the Company adjourned the Annual Meeting with respect to Proposal No.7 and Proposal No.8 in order to permit additional time to solicit stockholder votes for such proposals.

At the reconvened Annual Meeting held on August 17, 2015, there were present, in person or by proxy, stockholders holding an aggregate of 123,491,402 shares of the Company’s common stock out of a total number of 170,168,325 shares of the Company’s common stock issued and outstanding and entitled to vote at the reconvened Annual Meeting. Below is a description of the matters voted on at the reconvened Annual Meeting on August 17, 2015 and the final results of such voting.

Proposals

At the reconvened Annual Meeting, stockholders were asked to consider and act upon the following proposals, each of which received the requisite number of votes to pass:

•	Proposal No.7: To reflect in the Company’s amended and restated Charter an additional amendment, which will become effective upon a future listing of the Company’s outstanding shares of common stock on a national securities exchange (such as the New York Stock Exchange or the NASDAQ Stock Market) (the “Listing”), to remove references to the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc.

•	Proposal No. 8: To reflect in the Company’s amended and restated Charter additional amendments, which will become effective upon a Listing, to, among other things, (a) increase the vote required to effect changes to certain Charter provisions to 80% of all the votes entitled to be cast on the matter, and (b) require such increased vote (i.e., 80% of all the votes entitled to be cast on the matter) to effect a liquidation of the Company or any amendment to provisions of the Charter relating to the composition of the Board and the election of its members.

For each of the proposals that were approved by the Company’s stockholders at the reconvened Annual Meeting, the votes for, votes against, abstentions and broker non-votes are set forth below:

Proposal	Votes For	Votes Against	Abstain
Proposal No. 7	116,987,185	2,811,170	3,693,047
Proposal No. 8	114,635,252	5,444,629	3,411,521

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

Date: August 17, 2015	By:	/s/ Peter M. Budko
		Name:	Peter M. Budko
		Title:	Chief Executive Officer and Chairman of the Board of Directors